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                                                                    EXHIBIT 99.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Insituform Technologies, Inc. (the "COMPANY") on Form 10-Q/A for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q/A"), I, Joseph A. White, Vice President and Chief Financial Officer of the Company, hereby certify, as of the date hereof, that:

                  (1) the Form 10-Q/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 10, 2003
                                  /s/ Joseph A. White
                                  ----------------------------------------------
                                  Joseph A. White
                                  Vice President and Chief Financial Officer









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